Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Merk Stagflation ETF
a series of Listed Funds Trust
(the “Fund”)

Supplement dated January 31, 2023 to the
Prospectus, Statement of Additional Information (“SAI”) and Summary Prospectus,
each dated May 2, 2022

Effective immediately, the Fund is managed by Axel Merk and Daniel Lucas, each a Portfolio Manager with Merk Investments LLC, the investment adviser to the Fund. Mr. Merk and Mr. Lucas have each been a portfolio manager of the Fund since its inception. All references to Nicholas Reece and related information are hereby deleted in their entirety and should be disregarded.

Please retain this Supplement with your Prospectus, SAI
and Summary Prospectus for future reference.